Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, in his capacity as an officer of Tiffany & Co. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     o the Quarterly Report of the Company on Form 10-Q for the period ended April 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

A signed original of this written statement required by Section 906 has been provided to Tiffany & Co. and will be retained by Tiffany & Co. and furnished to the Securities and Exchange Commission or its staff upon request.



Dated:  June 4, 2004



                                   /s/ Michael J. Kowalski
                                   ------------------------------------
                                   Michael J. Kowalski
                                   Chairman and Chief Executive Officer







                                   /s/ James N. Fernandez
                                   ------------------------------------
                                   James N. Fernandez
                                   Executive Vice President and
                                   Chief Financial Officer